UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2010

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2010, the Company entered into certain indemnification agreements with its newly elected Board member, Ray A. Griffith and a newly appointed executive officer, Scott S. Douglas (Vice President – Law & General Counsel). Substantially similar agreements are already in place with the Company’s other directors and executive officers. The form of the indemnification agreement was approved by the Company’s shareholders on May 7, 1986.

Pursuant to the agreements, the Company has agreed to indemnify and hold harmless each director and executive officer against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement to the fullest extent permitted or authorized by applicable law. For this purpose, “applicable law” generally means Section 351.355 of the General and Business Corporation Law of the State of Missouri, including any amendments since May 7, 1986, but only to the extent such amendment permits the Company to provide broader indemnification rights. In addition, the Company has agreed to further indemnify and hold harmless each director and executive officer who was or is a party or is threatened to be made party to any proceeding, including any proceeding by or in the right of the Company, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request or on the behalf of the Company as a director, officer, employee or agent of another enterprise or by reason of anything done or not done by him or her in any such capacities.

However, under these agreements, the Company will not provide indemnification: (i) for amounts indemnified by the Company outside of the agreement or paid pursuant to insurance; (ii) in respect of remuneration paid to the person if determined finally that such remuneration was in violation of law; (iii) on account of any suit for any accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local law; (iv) on account of the person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct; or (v) if a final adjudication shall determine that such indemnification is not lawful.

The indemnification agreements require the Company to purchase and maintain certain director and officer insurance (“D&O insurance”) for the benefit of the directors and executive officers. Also, at the request of the director or executive officer, the Company is obligated to advance expenses (including attorneys’ fees) in defending any proceeding. However, if it is determined that the person is not entitled to be indemnified, the person must repay the Company all amounts advanced, or the appropriate portion thereof.

The disclosure above is only a brief description of the indemnification agreements and is qualified in its entirety by the Form of Indemnification Agreement which is attached as Exhibit 10.11 to the Company’s Form 10-K filed on March 28, 2002, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the Amendment and Restatement of the Company’s Flexible Stock Plan. The Company’s Flexible Stock Plan, amended and restated effective as of May 13, 2010, (the “Plan”) was approved by shareholders at the annual meeting held May 13, 2010. David S. Haffner (President & Chief Executive Officer), Matthew C. Flanigan (Senior Vice President – Chief Financial Officer), and our other named executive officers, Karl G. Glassman (Executive Vice President & Chief Operating Officer), Paul R. Hauser (Senior Vice President, President – Residential Furnishings) and Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) along with our directors and other key employees are eligible to participate in the Plan. The material features of the Plan and the amendments adopted by the shareholders at the annual meeting (including the increase in the number of shares available under the Plan by 2.8 million) have previously been disclosed under Proposal Three in the Company’s Proxy Statement filed March 25, 2010 which is incorporated herein by reference.

The above disclosure is only a brief description of the Plan, as amended and restated, and is qualified in its entirety by the description in Proposal Three, and the Plan which was filed March 25, 2010 as Appendix A to the Company’s Proxy Statement which is included herein as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 13, 2010. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of twelve directors, (2) the ratification of the Board’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010, (3) the approval of the amendment and restatement of the Company’s Flexible Stock Plan (which included the increase of shares available under the Plan by 2.8 million), and (4) a shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy. The number of votes cast for or against, as well as abstentions and broker non-votes with respect to each matter are set out below.

1. All of the nominees for director listed in the proxy statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
Robert E. Brunner	115,530,259	1,580,273	771,697	14,879,450
Ralph W. Clark	115,243,704	1,766,583	871,942	14,879,450
R. Ted Enloe, III	89,851,937	27,330,874	699,418	14,879,450
Richard T. Fisher	92,657,242	24,525,985	699,002	14,879,450
Matthew C. Flanigan	109,817,187	7,116,516	948,526	14,879,450
Karl G. Glassman	115,190,886	1,849,613	841,729	14,879,450
Ray A. Griffith	116,424,233	662,916	795,080	14,879,450
David S. Haffner	115,039,161	2,000,920	842,148	14,879,450
Joseph W. McClanathan	109,194,389	8,033,804	654,036	14,879,450
Judy C. Odom	92,759,058	24,403,892	719,279	14,879,450
Maurice E. Purnell, Jr.	114,613,431	2,503,715	765,082	14,879,450
Phoebe A. Wood	92,757,986	24,420,257	703,986	14,879,450

The proxy advisory service, RiskMetrics Group (“RMG”), recommended that its clients vote against four of the Company’s Compensation Committee members (Enloe, Fisher, Odom, and Wood). In its discussion of the vote recommendation, RMG stated that it viewed the “changes to the severance benefit agreements as material.” The Company did not consider the amendments material because they were made to comply with tax laws (Section 409A of the Internal Revenue Code) or were immaterial changes to conform to the employment agreements. RMG’s voting guidelines state that an “against” vote recommendation is triggered when gross-ups are in “new or materially amended agreements.” Further, RMG’s 2009 U.S. Corporate Governance Policy Update provided, “Employment agreements that automatically renew or are redrafted to be compliant with new regulations, such as 409A, are not considered as materially amended employment agreements.” The Company appealed RMG’s recommendation and asked why RMG found the amendments material. RMG neither responded to the appeal nor provided any justification for its materiality conclusions.

2. The ratification of the Board’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved with the following vote:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
130,391,368	1,689,933	680,378

3. The amendment and restatement of the Company’s Flexible Stock Plan (which included the increase in shares available under the Plan by 2.8 million) was approved with the following vote:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
94,414,887	22,676,926	790,116	14,879,750

4. A shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy was defeated with the following vote:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
43,235,752	63,790,208	10,856,269	14,879,450

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 13, 2010, filed March 25, 2010 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001 is incorporated by reference. (SEC File No. 001-07845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 18, 2010	By:	/S/ JOHN G. MOORE
John G. Moore
Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 13, 2010, filed March 25, 2010 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001 is incorporated by reference. (SEC File No. 001-07845)